SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                         Date of Report October 8, 1997

                                    DCX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                            0-14273                     84-0868815
-------------                       -------                     ----------
(State of                         (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)



1597 Cole Boulevard, Suite 300B  CO                                 80401
-------------------------------  --                                 -----
(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code (303) 274-8708





                                 Not Applicable
      Former address: 3002 North State Highway 83, Franktown, CO 80116-0569





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Item 2, Acquisition or Disposition of Assets .

On October 8, 1997, DCX, inc. (the "Company") sold certain of its assets as previously reported in Form 8-K dated October 8, 1997 and filed on October 23, 1997.

The following items amend the initially filed Form 8-K, dated October 8, 1997 filed on October 23, 1997.

(b) Pro Forma Financial Information.

DCX, INC. and Subsidiary
Pro Forma Consolidated Financial Statements (Unaudited)


The accompanying unaudited pro forma consolidated financial statements give effect to the acquisition by DCX, Inc. (the "Company" or "DCX") of 100% of the outstanding common stock of PlanGraphics, Inc. ("PlanGraphics") pursuant to the agreement between the parties; to reflect the issuance of 2,631,145 at $1.52 per share of the Company's common stock and are based on the estimates and assumptions set forth herein under the purchase method of accounting. Goodwill resulting from the transaction consists of the purchase price, net liabilities assumed over the net assets acquired plus transaction costs. In addition, these pro form financial statements give effect to the sale of the Company's manufacturing assets pursuant to the agreement between DCX and Chol Enterprises executed on October 8, 1997 and effective as of September 30, 1997. The unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the date indicated or of the results which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements.

The pro forma consolidated balance sheet assumes the acquisition was consummated at June 30, 1997. The accompanying unaudited pro forma statements of operations have been derived from the statements of operations of the Company and PlanGraphics, Inc. for the nine month periods ended June 30, 1997 and for the respective fiscal years of both companies ended September 30, 1996 and such information adjusted to give effect to the proposed acquisition as if the proposed acquisition had occurred as of the beginning of the periods presented.

The pro forma consolidated balance sheet assumes the acquisition and the disposal of assets were both consummated at June 30, 1997. The accompanying unaudited pro forma statements of income have been derived from the statements of operations of the Company and of PlanGraphics for the nine month period ended June 30, 1997, and for the fiscal year ended September 30, 1996; such information has been adjusted to give effect to the acquisition and the sale of the manufacturing assets as if these transactions had occurred as of the beginning of the period presented.












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

                                                      DCX, INC AND SUBSIDIARY
                                        UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                            JUNE 30, 1997



                                        DCX, Inc.     PlanGraphics      Pro Forma       Consolidated   Asset Sale        Post-Sale
                                         Actual           Actual       Adjustments       Pro Forma     Adjustments       Pro Forma

         ASSETS
Cash and cash equivalents             $    183,447    $     10,016    $                 $    193,463   $   784,077 f,k,l $   977,540
Accounts receivable                        630,826       2,018,353                         2,649,179                       2,649,179
Accounts receivable--unearned (WIP)      1,073,019                                         1,073,019    (1,073,019) g              0
Inventories                              1,213,121               0                         1,213,121    (1,213,121) g              0
Prepaid and other                          272,828         125,945                           398,773                         398,773
                                      ------------      ----------    -------------     ------------    ----------       -----------
  Total current assets                $  3,373,241    $  2,154,314    $                 $  5,527,555   ($1,502,063)      $ 4,025,492

Property and equipment                   1,206,419       2,802,617                         4,009,036      (164,209) h      3,844,827
Other assets                                46,310         197,715                           244,025                         244,025
Goodwill                                         0         145,561       4,529,965 b,c     4,675,526                       4,675,526
                                      ------------     -----------     -----------      ------------   -----------       -----------

TOTAL ASSETS                          $  4,625,970    $  5,300,207    $  4,529,965      $ 14,456,142   ($1,666,272)      $12,789,870


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



LIABILITIES AND
STOCKHOLDERS' EQUITY


                                        DCX, Inc.     PlanGraphics      Pro Forma       Consolidated   Asset Sale        Post-Sale
                                         Actual           Actual       Adjustments       Pro Forma     Adjustments       Pro Forma

Notes payable                        $    907,708      $  1,109,645    $               $  2,017,353                     $2,017,353
Accounts payable                          888,445           713,500                       1,601,945     (464,423) k      1,137,522
Accrued expenses and
  other liabilities                       161,961           869,067        400,000 b      1,431,028      105,000 i       1,536,028
Accrued litigation settlement             521,000                 0                         521,000                        521,000
Deferred revenues                               0           156,044                         156,044                        156,044
                                     ------------      ------------    -----------     ------------   ----------      ------------
  Total current liabilities          $  2,479,114      $  2,848,256    $   400,000     $  5,727,370   $ (359,423)     $  5,367,947

Notes payable                                   0           514,400                         514,400                        514,400
Obligations under capital leases                0         2,068,176                       2,068,176                      2,068,176
                                     ------------      ------------    -----------     ------------   ----------      ------------
  Total liabilities                  $  2,479,114      $  5,430,832    $   400,000     $  8,309,946   $ (359,423)     $  7,950,523


Stockholders' Equity:
  Preferred stock                    $          0      $         0     $         0     $         0            0                 0
  Common stock                          5,545,806          434,454       3,564,886 a,d   9,545,146            0         9,545,146
  Additional paid in capital              329,384                0                         329,384            0           329,384
  Subscriptions receivable               (179,000)               0                        (179,000)           0          (179,000)
  Accumulated deficit                  (3,549,334)        (565,079)        565,079 d,e  (3,549,334)   (1,306,849) m    (4,856,183)
                                     -----------      -----------      -----------     ------------  -----------      ------------
     Total stockholders' equity      $  2,146,856      $  (130,625)    $ 4,129,965     $ 6,146,196   ($1,339,970)     $ 4,839,347

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY               $  4,625,970      $ 5,300,207     $ 4,529,965     $14,456,142   ($1,666,272)     $12,789,870


                           See the accompanying Headnote and Notes to Pro Forma Consolidated Financial Statements

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


                                                        DCX, INC. AND SUBSIDIARY
                                       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                 PlanGraphics,
                                    DCX, Inc.        Inc.
                                   Nine Months    Nine Months
                                  June 30, 1997  June 30, 1997     Pro Forma   Consolidated      Asset Sale         Post-Sale
                                      Actual        Actual        Adjustments   Pro Forma        Adjustments        Pro forma

Revenue                             $3,964,929    $6,764,206      $             $10,729,135     $(3,964,929) o     $ 6,764,206

Cost of revenue                      3,530,824     2,175,170                      5,705,994       3,530,824) o       2,175,170
                                    ----------    ----------      ----------    -----------     -----------        -----------
Gross profit                        $  434,105    $4,589,036      $             $ 5,023,141     $  (434,105)       $ 4,589,036
General and administrative             702,705     4,280,089         224,842 e    5,207,636        (246,176) p       4,961,460
                                    ----------    ----------      ----------   ------------     -----------        -----------
Income (loss)from operations        $ (268,600)   $  308,947      $ (224,842)   $  (184,495)    $  (187,929)       $  (372,424)
Other income (expense):
  Interest expense                  $ (101,622)   $ (314,029)     $             $  (415,651)              0           (415,651)
  Facility lease income                      0             0                              0         148,500 j          148,500
  Miscellaneous                        415,562             0                        415,562               0            415,562
                                    ----------    ----------      ----------    -----------     -----------        -----------
  Total other income (loss)         $  313,940    $ (314,029)     $        0    $       (89)    $   148,500        $   148,411
                                    ----------    ----------      ----------    -----------     -----------        -----------
Income (loss) from
  continuing operations             $   45,340    $   (5,082)     $ (224,842)   $  (184,564)    $   (39,429)       $ ( 224,013)
Income (loss) from
  discontinued operations                    0             0               0              0         187,929            187,929
Loss on sale of
  manufacturing assets                       0             0               0              0      (1,455,349)        (1,455,349)
                                    ----------    ----------      ----------    -----------     -----------        -----------
Net income (loss)
  before income taxes
  and extraordinary item            $   45,430    $   (5,082)     $ (224,842)   $  (184,584)    $(1,306,849)       $(1,491,433)
Income taxes                                 0        10,130                         10,130               0             10,130
                                    ----------    ----------      ----------    -----------     -----------        -----------

Net income (loss) before
  extraordinary item                $   45,340    $  (15,212)     $ (224,842)   $ (194,714)     $(1,306,849)       $(1,501,563)
Extraordinary item: gain on
  extinguishment of debt               267,050             0                       267,050                0            267,050
                                    ----------    ----------      ----------    ----------      -----------        -----------
NET INCOME (LOSS)                   $  312,390    $  (15,212)     $ (224,842)   $   72,336      $(1,306,849)       $(1,234,513)

Income per share from
 extraordinary item                        .06                                         .04                                 .04
Loss per share from operations            (.03)                                       (.05)                               (.23)

Net income (loss) attributable to
  common stock shareholders (q)     $   146,724                                 $(  94,330)                        $(1,401,179)

Net income (loss) attributable
  to common Shareholders per
  share of common stock                     .03                                       (.01)                               (.19)

Weighted average number of
 shares of common
 stock outstanding                    4,613,600                                  7,244,745                           7,244,745

                           See the accompanying Headnote and Notes to Pro forma consolidated Financial Statements

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DCX, Inc. and Subsidiary
Notes to Pro Forma Consolidated Financial Statements

a. To record the issuance of 2,631,145 shares of DCX, Inc. common stock at the agreed upon rate of $1.52 per share.

b.   To record the liability for transaction costs.

c.   To record the purchase of PlanGraphics and the related goodwill.

d. To eliminate the capital accounts of PlanGraphics upon consolidation with DCX, Inc.

e.   To record the amortization of goodwill over a 15 year period.

f.   To record sale price of assets of $1.1 million.

g.   To record the sale of all inventory and raw materials.

h.   To record the value of fixed assets, which were sold to Chol.

i.   To record transaction costs of approximately $105,000.

j.   To record pro forma rental income of $16,500 per month for facility lease.

k. To record the agreed paydown of vendor payables by DCX, Inc. in the amount of $464,423.

l.   Not used.

m.   To record the loss on the disposition of manufacturing assets sold to Chol.

n.   Not used.

o.   To eliminate revenue and cost of sales for discontinued operations.

p. To adjust general and administrative expenses for the portion related to discontinued operations.

q. To give effect to the deemed dividend on preferred stock convertible into common stock at a 25% discount to the five day average market price immediately preceding first possible date of conversion which was lower than the five day average market price at date of placement. The imputed discount of $166,666 is deemed a dividend which reduces income available to shareholders and was reduced from net income to arrive at net income attributable to common shareholders.



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




                                                       DCX, INC. AND SUBSIDIARY
                                    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                        PlanGraphics,
                                    DCX, Inc. Inc.          Inc.
                                     Year Ended          Year Ended
                                    Sep 30, 1996        Sep 30, 1996       Proforma      Consolidated     Asset Sale     Post-Sale
                                       Actual              Actual         Adjustments     Pro Forma       Adjustments    Pro forma


Revenue                             $  4,410,592        $  7,985,750      $              $12,396,342      $4,410,592    $7,985,750
Cost of revenue                        3,530,824           2,175,170                       9,333,592       3,542,996     5,790,596
                                    -------------       -----------       ---------      -----------      ----------    ----------
Gross profit                        $    867,596        $  2,195,154      $              $ 3,062,750      $  867,596    $2,195,154
General and administrative             1,329,002           1,429,875        311,702 e      3,070,759         979,002     2,091,577
Litigation costs                         446,674                                             446,674                       446,674
                                    ------------        ------------      ---------      -----------      ----------    ----------
Income (loss) from operations           (908,080)            765,279                        (454,503)       (111,406)     (343,097)

Other income (expense):
Rental income                                                                                                198,000       198,000
Interest expense                    $   (155,757)       $   (297,064)      $              $  (452,821)                    (452,821)
Miscellaneous                             10,183              13,153                           23,336                       23,336
                                    ------------        ------------       ---------      -----------      ----------   ----------
  Total other income (loss)         $   (145,574)       $   (283,911)      $              $  (429,485)     $  84,594    $ (231,485)

Discontinued operations                                                                                      111,406       111,406
Loss on sale of
  manufacturing assets                                                                                    (1,455,349)   (1,455,349)
                                    -------------       ------------       ---------      -----------     ----------    ----------
Net income (loss) before
  income taxes                      $ (1,053,654)       $    481,368       $              $  (883,988)                  (2,141,337)
Income tax expense                             0             176,469        (176,489)
                                    ------------        ------------       ---------      ------------    ----------    ----------
Net income (loss)                   $ (1,053,654)       $    304,899                      $  (883,988)    (1,257,349)  $(2,141,337)


Net income (loss) per share                 (.25)                                                (.13)                        (.31)

Weighted average number of shares
 of common stock outstanding           4,287,437                                            6,918,582                    6,918,582




                               See the accompanying Headnote and Notes to Pro forma consolidated Financial Statements


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DCX, Inc.
                                  (Registrant)

                                /S/ Fred Beisser
November 6, 1997               ----------------------------------------------
                                    (Signature)
                                     Frederick G. Beisser
                                     Secretary, Treasurer &
                                     Vice President - Finance & Accounting

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